                                                CONFIDENTIAL TREATMENT REQUESTED

THIS WARRANT (AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS WARRANT (AND SUCH SHARES) HAS BECOME EFFECTIVE UNDER SUCH ACT OR IN THE OPINION OF COUNSEL TO THE COMPANY SUCH REGISTRATION IS NOT REQUIRED.


                  STOCK WARRANT AGREEMENT dated as of December 1, 1998 between Shorewood Packaging Corporation, a Delaware corporation, with its principal office at 277 Park Avenue, New York, New York 10172 (the "Company") and [*] .

                  WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to [*] an option to purchase three hundred thousand (300,000) shares of the common stock, par value $.01 per share (the "Common Stock") of the Company in connection with [**]; and

               [**] and

                  NOW, THEREFORE, the parties agree as follows:

                           1. Grant of Option

                                    1.1 The Company grants to [*], on the terms
and conditions hereinafter set forth, the right to purchase three hundred thousand (300,000) (subject to adjustment as hereinafter provided) shares of Common Stock of the Company (the "Warrant Shares").

                                    1.2 This Warrant and the Warrant Shares when
issued, are not, will not, and are not required to be, registered under the Securities Act of 1933, as amended, (the "Securities Act") but, the Warrant Shares, may, subject to applicable rules and regulations, be listed upon any securities exchange upon which the Company's Common Stock is listed at the time of such issuance and sale.

                           2. Price for Shares

                                    2.1 The Purchase Price for 200,000 of the
Warrant Shares shall be $14.50 per share (subject to adjustment as hereinafter provided) which is the mean between the high and the low prices of the Common Stock as of 4 p.m. on the date hereof. The Purchase Price for 100,000 of the Warrant Shares shall be $18.00 per share (subject to adjustment as hereinafter provided).

[*] [**] Portions of this document have been omitted pursuant to an Application for Confidential Treatment. Such omissions will be filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.

                           3. Period of Warrant

                                    3.1 This Warrant will be exercisable, in
whole and not in part, beginning on the date hereof and expiring thirty one (31) days after the fifth anniversary hereof (the "Expiration Date").

                           4. Exercise of Warrant

                                    4.1 This warrant shall be exercisable at any
time on or before 4:00 p.m. Eastern Standard time on the Expiration Date by notice in writing from [*] to the Company which notice shall be signed by a duly authorized officer of [*] . Except as provided in Section 8 below, such notice shall be accompanied by payment in full made in cash or bank check payable to the Company for the full amount of the purchase price.

                                    4.2 Upon the exercise of this Warrant, the
Company shall promptly issue stock certificates for the shares of Common Stock purchased. [*] will not be nor deemed to be, a holder of any Warrant Shares unless and until certificates for such shares are issued to it under the terms of this Agreement.

                                    4.3 If and when this Warrant is exercised,
the certificates to be issued evidencing shares of the Company's Common Stock shall bear a legend substantially as follows:

                           "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO TRANSFER, SALE OR OTHER DISPOSITION OF THESE SHARES MAY BE MADE EXCEPT PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THESE SHARES HAS BECOME EFFECTIVE UNDER SAID ACT, OR THE COMPANY IS FURNISHED WITH AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IN NOT REQUIRED."

                                    4.4 The Company hereby agrees that at all
times there shall be reserved for issuance and delivery upon exercise of this Warrant, free from preemptive rights, such number of authorized but unissued or treasury shares of its common stock as shall be required for issuance or delivery upon exercise of this Warrant.

                                    4.5 The Company further agrees that: (i) it
will not, by amendment of its Certificate of incorporation or through reorganization, consolidation, merger, dissolution or sale of its assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company; (ii) it will fully cooperate with [*] in preparing any filings or applications and provide such information to [*] or any regulatory authority as may be necessary to obtain any approvals or fulfill any filing requirements in connection with [*] exercise of this option or in connection with this Agreement; and (iii) promptly take all action provided for herein to protect [*] against any dilution of the Common Stock.

                           5. Transferability of Warrant

                                    This Warrant shall be assignable or
transferable. Any such transfer or assignment shall be subject to all requirements of the Securities Act and the Securities Exchange Act of 1934 and all other applicable laws.

                           6. Demand Registration

                                    At any time prior to the fifth anniversary
hereof, [*] or its transferee shall have the right exercisable by written notice to the Company (the "Demand Request"), to have the Company prepare and file with the Securities and Exchange Commission (the "SEC"), on no more than one (subject to Section 8 below) occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of the Company counsel, to comply with the provisions of the Securities Act, so as to permit a public offering and sale of the Warrant Shares for nine (9) consecutive months by [*]. Notwithstanding anything else herein contained, the Company will have no obligation to prepare and file a registration statement under the Securities Act pursuant to this Section 6 other than on Form S-3 if available to the Company (or the equivalent thereto if such form is no longer generally available). The Company shall be entitled to postpone for up to six (6) months the filing of any registration statement otherwise required to be prepared and filed by the Company pursuant to this Section 6 if at the time the Company receives a request for registration the Board of Directors of the Company determines, in its reasonable business judgment, that the filing of such registration statement and the offering of the Warrant Shares pursuant thereto would interfere with any financing, acquisition, corporate reorganization or other material transaction by the Company, and the Company promptly gives [*] notice of such determination and postponement. If the Company shall so postpone the filing of a registration statement, [*] shall have the right to withdraw the request for registration by giving written notice to the Company within fifteen (15) days after receipt of the Company's notice of postponement (and, in the event of such withdrawal, such request shall not be deemed a request for registration which may be made pursuant to this Section 6. Notwithstanding the foregoing, the Company will have no obligation to prepare and file a registration statement under the Securities Act, if to do so would require a special audit of the Company's balance sheet and related financial statements in connection with the preparation of the registration statement, even if, as a result, the filing of the registration statement would be delayed until after the completion of the Company's next regular audit.

                           7. Piggy-Back Registration

                                    If at any time the Company proposes to file
a registration statement to register Common Stock of the Company (other than Common Stock issued with respect to any acquisition or any employee stock option, stock purchase or similar plan) under the Securities Act for sale to the public in an underwritten offering, it will at each such time give written notice to [*] of its intention to do so ("Notice of Intent") and, upon the written request of [*] (the "Piggy-Back Request") made within 30 calendar days after the receipt of any such notice (which request must specify that [*] intends to dispose of all of the Warrant Shares held by [*] on the date the Notice of Intent is received by [*] and state the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of the Warrant Shares which the Company has been so requested to register, to the extent requisite to permit the intended disposition; provided, however, that if the managing underwriter shall certify in writing that inclusion of all of the Warrant Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution of the securities in respect of which registration was originally to be effected (x) at a price reasonably related to fair value, and (y) under circumstances which will not materially and adversely affect the market of the Company's securities (such writing to state the basis of such opinion and the maximum number of shares which may be distributed without such interference), then the Company may, upon written notice to [*], have the right to exclude from such registration such number of Warrant Shares which it would otherwise be required to register hereunder as is necessary to reduce the total amount of securities to be so registered to the maximum amount which can be so marketed.

                  8. Combined Exercise and Registration Request

                           If at or before the date of a Demand Request or a
Piggy-Back Request, [*] shall not have exercised this Warrant in accordance with the terms of Section 4.1 hereof, such Demand Request or Piggy-Back Request, as the case may be, shall be deemed to be a notice of exercise by [*] pursuant to the first sentence of Section 4.1 and an agreement to pay to the Company the full amount required by the second sentence of Section 4.1 (in the form provided therein) on or before the earlier of the Expiration Date or the date when a registration statement filed by the Company pursuant to Section 6 or Section 7 becomes effective under the Securities Act (the "Effective Date"). Notwithstanding the foregoing, at any time before the Company requests the SEC to accelerate the Effective Date of a registration statement filed pursuant to
Section 6 or Section 7 hereof, but not after the sixth anniversary hereof, [*] may, by delivery of a written notice to the Company, withdraw its Demand Request or Piggy-Back Request, as the case may be, and upon delivery of such withdrawal notice such Demand Request or Piggy-Back Request, as the case may be, shall be deemed to be null and void and [*] shall continue to have the rights granted in Sections 4, 6, and 7 hereof, within the time limits provided therein, to the same extent as if no Demand Request or Piggy-Back Request had been made and no notice of exercise of this warrant had been delivered; provided, however, that if the Demand Request or Piggy-Back Request, as the case may be is delivered to the Company before the Expiration Date and [*] has not before then otherwise exercised the Warrant pursuant to Section 4.1 hereof. [*] may, at its election include with such withdrawal notice the payment required by the second sentence of Section 4.1 and the Company shall deliver to [*] a stock certificate or stock certificates in accordance with the provisions of Sections 4.2 and 4.3 hereof.

                           9. Registration Expenses

                                    The costs and expenses (other than
underwriting discounts and commissions) of all registrations and qualifications under the Securities Act and of all other actions the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and of the Company's independent public accountants); provided, however, that fees and expenses of complying with Blue Sky laws in those states where Warrant Shares and no other securities of the Company covered by the registration statement will be offered for sale, shall be paid by [*] .

                           10. Registration Procedures

                                    If and whenever the Company is required to
effect the registration of any Warrant Shares under the Securities Act as provided in this Agreement, the Company will promptly:

                                    (i) prepare and file with the Securities and
Exchange Commission ("Commission") a registration statement with respect to such Warrant Shares and use its beat efforts to cause such registration statement to become effective;

                                    (ii) prepare and file with the Commission
such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Warrant Shares until such time as all of such Warrant Shares have been disposed of in accordance with the intended methods of disposition by [*] set forth in such registration statement, but in no event for a period of more than nine months after such registration statement becomes effective;

                                    (iii) furnish to [*] such number of copies
of such registration statement and of each such amendment and supplement thereto and such number of copies of the prospectus included in such registration statement as shall reasonably be requested by [*];

                                    (iv) use its best efforts to register or
qualify the Warrant Shares covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions within the United States of America (including territories and commonwealths thereof) as the seller shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any jurisdiction;

                                    (v) notify [*] when a prospectus relating to
the Warrant Shares is required to be delivered under the Securities Act within the period mentioned in subdivision (ii) of this paragraph, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, [*] shall not offer or sell any securities covered by such registration statement and shall return all copies of such prospectus to the Company if requested to do so by it); and

                                    (vi) furnish to [*], at the time of the
disposition of any Warrant Shares by them, a signed copy of an opinion of counsel to the effect that: (a) a registration statement covering such Warrant Shares has been filed with the Commission under the Securities Act and has been made effective by order of the Commission, (b) said registration statement and the prospectus contained therein comply as to form in all material respects with the requirements of the Securities Act, (c) no stop order has been issued by the Commission suspending the effectiveness of such registration statement and (d) the applicable provisions of the securities or Blue Sky laws of each state in which the Company shall be required, pursuant to clause (iv) of this paragraph, to register or qualify such Warrant Shares, have been complied with, assuming the accuracy and completeness of the information furnished to such counsel with respect to each filing relating to such laws; it being understood that such opinion may contain such qualifications and assumptions as are customary in the rendering of similar opinions, and that such counsel may rely, as to all factual matters treated therein, on certificates of the Company.

                                    The Company may require [*] to furnish the
Company such information regarding [*]'s identity and its intended distribution of such Warrant Shares as the Company may from time to time reasonably require in writing and as shall be required by law to effect such registration.

                           11. Termination of Obligations

                                    The obligations of the Company imposed by
Section 6 through 9 above shall cease and terminate, as to any particular Warrant Shares, upon the earlier of (a) when such shares shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) when the Company shall have furnished to [*] an opinion of the Company's outside counsel concluding that the Warrant Shares may be sold without registration under the Securities Act or (c) seven years and thirty one days after the date hereof. Whenever such restrictions shall terminate as to any Warrant Shares, [*] shall be entitled to receive from the Company without expense a new certificate or certificates representing such securities not bearing the legend set forth in
Section 4.3 hereto.

                           12. Availability of Information

                                    The Company will use its best efforts to
comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934 to the extent it shall be required to do so pursuant to such Sections, and at all times while so required shall use its best efforts to comply with all other public information reporting requirements of the Commission (including reporting requirements which serve as a condition to utilization of Rule 144 promulgated in effect and relating to the availability of an exemption from the Securities Act for the sale of any Warrant Shares). The Company will also cooperate with [*] in supplying such information and documentation as may be necessary for it to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant Shares.

                           13. Dilution or Other Adjustments

                                    In any event of any change in the Common
Stock prior to the exercise of this warrant or the Expiration Date, which ever is first, through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or the issuance to stockholders of rights to subscribe to stock of the same class, or in the event of any change in the capital structure, the Board of Directors of the Company shall on an equitable basis make such adjustments with respect to the number and price of shares of Common Stock of the Company subject to the Warrant as are consistent with the provisions of
Schedule 13 hereto.

                           14. Representation

                                    The Company represents and warrants that all
Warrant Shares deliverable upon exercise hereof will be duly authorized and upon issuance in accordance with the terms hereof will be validly issued, fully paid and non-assessable and duly listed, or listed upon official notice of issuance on any stock exchange where other securities of the Company of the same class are listed.

                           15. Indemnity

                                    The Company shall indemnify and hold
harmless the holder of the Warrant Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in a registration statement or any post-effective amendment thereto or any registration statement under the securities laws, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such holder expressly for use therein, which indemnification shall include such person, if any, who controls any such holder within the meaning of such securities laws; provided, however, that the Company shall not be obliged to so indemnify any such holder or controlling person unless such holder shall at the same time indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of such law, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such holder expressly for use therein.

                           16. Miscellaneous

                                    16.1 This Agreement shall be governed by and
construed in accordance with the internal laws of the State of New York.

                                    16.2 Any and all notices referred to herein
shall be sufficient if furnished in writing and delivered in person or mailed by certified mail (return receipt requested) to the respective parties at their addresses set forth above or to such other address as either party may from time to time designate in writing.

                                    16.3 As used herein, the masculine gender
shall include the feminine gender.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above mentioned.

                                   SHOREWOOD PACKAGING CORPORATION


                                   By:               /S/
                                      -----------------------------------------
                                        Marc Shore, President


                                   [*]


                                   By:                      /S/
                                      -----------------------------------------
                                            Authorized Signatory


                                   By:                           /S/
                                      -----------------------------------------
                                            Authorized Signatory

                                   SCHEDULE 13

                            Anti-Dilution Provisions

         13.1 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Purchase Price as provided in section 13.2, the holder hereof shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

         13.2 Adjustment of Purchase Price. The Purchase Price shall be subject to adjustment from time to time as set forth in this section 13.2.

                  (a) Stock Dividends, Subdivisions and Combinations. If the Company at any time and from time to time subsequent to the date hereof:

                           (i) declares a dividend upon, or makes any
                  distribution in respect of, any of its stock, payable in shares of Common Stock, Convertible Securities or Stock Purchase Rights, or

                           (ii) subdivides its outstanding shares of Common
                  Stock into a larger number of shares of Common Stock, or

                           (iii) combines its outstanding shares of Common Stock
                  into a smaller number of shares of Common Stock,

then the Purchase Price shall be adjusted to that price determined by multiplying the Purchase Price per share of Common Stock immediately prior to such event by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock immediately prior to such event, and (B) the denominator of which shall be the total number of outstanding shares of Common Stock immediately after such event, treating as outstanding all shares of Common Stock issuable upon conversions or exchanges of such Convertible Securities and exercises of such Stock Purchase Rights.

                  (b) Issuance of Stock Purchase Rights. If the Company at any time and from time to time subsequent to the date hereof shall issue or sell any Stock Purchase Rights and the consideration per share for which shares of Common Stock may at any time thereafter be issuable upon exercise thereof (or, in the case of Stock Purchase Rights exercisable for the purchase of Convertible Securities, upon the subsequent conversions or exchange of such Convertible Securities) shall be less than the Current Market Price per share (determined as of the date specified in the next succeeding paragraph), the Purchase Price upon each such issuance or sale shall be adjusted by multiplying the Purchase Price in effect as of the date specified in the next succeeding paragraph by a fraction the numerator of which is (i) the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Current Market Price per share of Common Stock immediately prior to such issue or sale plus (B) the aggregate consideration, if any, received by the Company upon such issue or sale, divided by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale, and the denominator of which is the Current Market Price per share of Common Stock immediately prior to such issue or sale. For the purposes of such adjustment (i) the maximum number of shares of Common Stock issuable upon exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities following such exercise) shall be deemed to have been issued as of the date of the determination of the Current Market Price specified in the next succeeding paragraph, and (ii) the aggregate consideration, if any, received for such shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company in connection with the issuance and exercise of such Stock Purchase Rights (or upon conversions or exchange of such Convertible Securities).

                  For the purposes of this section 13.2(b), the date as of which the Current Market Price shall be determined shall be the earlier of (i) the date on which the Company shall enter into a firm contract for the issuance of such Stock Purchase Rights and (ii) the date of actual issuance of such Stock Purchase Rights.

                  (c) Minimum Adjustment. If any adjustment of the Purchase Price pursuant to this section 13.2 shall result in an adjustment of less than $.05, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to $.01; provided that upon any adjustment of the Purchase Price resulting from (i) the declaration of a dividend upon, or the making of any distribution in respect of, any stock of the Company payable in Common Stock, Stock Purchase Rights or Convertible Securities or (ii) the reclassification by subdivision, combination or otherwise, of the Common Stock into a greater or smaller number of shares, the foregoing figure of $.01 per share (or such figure as last adjusted) shall be proportionately adjusted, and provided, further, that upon the exercise of this Warrant, the Company shall make all necessary adjustments (to the nearest .001 of a cent) not theretofore made to the Purchase Price up to and including the date upon which this Warrant is exercised.

                  (d) Readjustment of Purchase Price. In the event to any change in (i) the purchase price payable for any Stock Purchase Rights referred to in section 13.2(b) or (ii) the consideration, if any, payable upon exercise of such Stock Purchase Rights, the Purchase Price in effect at the time of such event shall forthwith be readjusted to the Purchase Price which would have been in effect at such time had such Stock Purchase Rights provided for such changed purchase price or consideration as the case may be, at the time initially granted, issued or sold. On the expiration of any Stock Purchase Rights not exercised the Purchase Price then in effect shall forthwith be increased to the Purchase Price which would have been in effect at the time of such expiration had such Stock Purchase Rights or Convertible Securities never been issued. No readjustment of the Purchase Price pursuant to this section 13.2(d) shall (i) increase the Purchase Price by an amount in excess of the adjustment originally made to the Purchase Price in respect of the issue, sale or grant of the applicable Stock Purchase Rights or Convertible Securities or (ii) require any adjustment to the amount paid or number of shares of Common Stock received by any Person upon any exercise of this Warrant prior to the date upon which such readjustment to the Purchase Price shall occur.

                  (e) Reorganization, Reclassification or Recapitalization of Company. If the Company at any time and from time to time subsequent to the date hereof shall effect (i) any reorganization or reclassification or recapitalization of the capital stock of the Company (other than in the cases referred to in section 13.2(a)), (ii) any consolidation or merger of the Company with or into another Person, (iii) the sale, transfer or other disposition of the property, assets or business of the Company as an entirety or substantially as an entirety or (iv) any other transaction or any other event shall occur as a result of which holders of Common Stock become entitled to receive any shares of stock or other securities and/or property of another Person, there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the Warrant Shares theretofore deliverable, as appropriate) the highest number of shares of stock or other securities and/or the greatest amount of property to which the holder of the number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time would have been entitled upon such reorganization or reclassification or recapitalization of capital stock, consolidation, merger, sale, transfer, disposition or other transaction or upon the occurrence of such other event, and at the same aggregate Purchase Price.

                  (f) Distribution of Assets. If the Company at any time and from time to time subsequent to the date hereof declares a dividend upon, or makes any distribution in respect of, any of its stock payable in any asset or property of the Company, other than any cash dividend that (i) is paid out of the retained earnings of the Company, in any transaction as to which the other provisions of this section 13 are not strictly applicable, then and in each such case, the Purchase Price shall be adjusted by subtracting from the Purchase Price then in effect the Fair Value of the assets or property so distributed to the holder of one share of Common Stock; provided that no such adjustment will result in a Purchase Price of less than the then par value of the Common Stock.

                  (g) Other Dilutive Events. If any other event (other than those referred to in this section 13.2, including, without limitation, any issuance, repurchase, redemption or other distribution in respect of any shares of stock or securities of the Company or of any other Person, including any Person referred to in section 13.2(e) shall occur as to which the other provisions of this section 13 are not strictly applicable but the failure to make any adjustment to the Purchase Price or to any of the other terms of this Warrant would not fairly protect the purchase rights and other rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this section 13, necessary to preserve, without dilution, the rights represented by this Warrant. The Company shall pay the fees and expenses of such firm of accountants in connection with any such opinion. Upon receipt of such opinion, the Company will promptly mail a copy thereof of the holder of this Warrant and shall make the adjustments described therein.

                  (h) Determination of Consideration. For purposes of this
section 13, the consideration received or receivable by the Company for the issuance, sale, grant or assumption of shares of Common Stock or Stock Purchase Rights, irrespective of the accounting treatment of such consideration, shall be valued as follows:

                           (i) Cash Payment. In the case of cash, the net amount
                  received by the Company after deduction of any accrued interest or dividends, any expenses paid or incurred and any underwriting commissions or concessions paid or allowed by the Company in connection with such issue or sale.

                           (ii) Non-Cash Payment. In the case of consideration
                  other than cash, the Fair Value thereof or, if less, in the case of any security, the Current Market Price of such security, if applicable (in any case as of the date immediately preceding the issuance, sale or grant in question).

                           (iii) Allocation Related to Common Stock. If shares
                  of Common Stock are issued or sold together with other securities or other assets of the Company for a consideration which covers both, the consideration received or receivable (computed as provided in clauses (i) and (ii) of this section 13.2(h) shall be allocable to such shares of Common Stock as determined in good faith by the board of directors of the Company.

                           (iv) Allocation Related to Stock Purchase Rights and
                  Convertible Securities. If any Stock Purchase Rights or Convertible Securities are issued or sold together with other securities or other assets of the Company in a transaction in which no specific consideration is allocated to the Stock Purchase Rights or Convertible Securities, such Stock Purchase Rights or Convertible Securities shall be deemed to have been issued or sold without consideration.

                           (v) Dividends in Securities. If the Company shall
                  declare a dividend or make any other distribution upon any stock of the Company (other than

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                  Common Stock) payable in shares of Common Stock, Convertible
                  Securities or Stock Purchase Rights, such shares of Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           (vi) Stock Purchase Rights and Convertible
                  Securities. The consideration for which shares of Common Stock shall be deemed to be issued upon the issuance or sale of any Stock Purchase Rights or Convertible Securities shall be determined by dividing (A) the total consideration, if any, received by the Company as consideration for the Stock Purchase Rights plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such Stock Purchase Rights as the case may be, in each case after deducting any accrued interest or dividends, any expenses paid or incurred and any underwriting commissions or concessions paid or allowed by the Company in connection with such issue or sale; by (B) the maximum number of shares of Common Stock issuable upon the exercise of such Stock Purchase Rights.

                           (vii) Merger, Consolidation or Sale of Assets. If any
                  shares of Common Stock, Convertible Securities or Stock Purchase Rights are issued in connection with any merger or consolidation of which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be. In the event of (A) any merger or consolidation of which the Company is not the surviving corporation or (B) the sale, transfer or other disposition of the property, assets or business of the Company as an entirety or substantially as an entirety for stock or other securities of any other Person, the Company shall be deemed to have issued the number of shares of its Common Stock for stock or securities of the surviving corporation or such other Person computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the Fair Value on the

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
                  date of such transaction of such stock of securities of the surviving corporation or such other Person, and if any such calculation results in adjustment of the Purchase Price, the determination of the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such merger, consolidation or sale, for the purposes of section 13.2(e), shall be made after giving effect to such adjustment of the Purchase Price.

                  (i) Record Date. If the Company shall take a record of the holders of the Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Convertible Securities or Stock Purchase Rights or (ii) to subscribe for or purchase Common Stock, Convertible Securities or Stock Purchase Rights, then all references in this section 13 to the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of the subscription or purchase, as the case may be, shall be deemed to be references to such record date.

                  (j) Shares Outstanding. The number of shares of Common Stock deemed to be outstanding at any given time shall not include shares of Common Stock held by the Company or any Subsidiary.

                  (k) Maximum Purchase Price. At no time shall the Purchase Price exceed the amount set forth in Section 2 of this Warrant except as a result of an adjustment thereto pursuant to section 13.2(a)(iii) or 13.2(e).

                  (l) Application. Except as otherwise provided herein, all subdivisions of this Section 13.2 are intended to operate independently of one another. If an event occurs that requires the application or more than one subdivision, all applicable subdivisions shall be given independent effect.

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
                  (m) No Adjustments under Certain Circumstances. Anything herein to the contrary notwithstanding, no adjustment to the Purchase Price shall be made in the case of:

                           (i) any issuance of shares of Common Stock upon the
                  exercise in whole or part of any Warrant; or

                           (ii) any issuance of shares of Common Stock pursuant
                  to a rights offering in which the holder hereof elects to participate in full under the provisions of section 13.3; or

                           (iii) (A) the granting by the Company of Stock
                  Purchase Rights to its employees, directors, officers and other individuals entitled to participate under the Company's Incentive Program or any successor program, so long as the aggregate number of shares of Common Stock covered by all such Stock Purchase Rights granted (and not theretofore terminated) after the Closing Date do not exceed 15% of the shares of Common Stock issued and outstanding on a fully-diluted basis at the time of the latest granting of any such Stock Purchase Rights, (B) the issuance of shares of Common Stock pursuant to the exercise of such Stock Purchase Rights or (C) the issuance of such additional shares of Common Stock as may be issuable upon the exercise of such Stock Purchase Rights as a result of adjustment in the number of shares covered thereby through the operation of anti-dilution provisions substantially similar to those set forth herein.

         13.3. Rights Offering. If the Company shall effect an offering of Common Stock pro rata among its stockholders, the holder hereof shall be entitled, at its option, to elect to participate in each and every such offering as if this Warrant had been exercised and such holder were, at the time of any such rights offering, then a holder of that number of Warrant Shares to which such holder is then entitled on the exercise hereof.

         13.4  Certificates and Notices.

                  (a) Adjustments to Purchase Price. Upon any adjustment under this Section 13 of the number of shares of Common Stock purchasable upon exercise of this Warrant or of the Purchase Price, the Company shall, at its expense, mail to the holder of this Warrant either (i) an

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
Officers' Certificate or (ii) a certificate signed by any independent firm of certified public accountants of recognized national standing selected by the Company, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Purchase Price and the number of shares of Common Stock purchasable upon exercise of this Warrant after giving effect to such adjustment. The certificate of any such firm of accountants shall be conclusive evidence of the correctness of any computation made under this section 13.

                  (b) Extraordinary Corporate Events. If the Company at any time and from time to time after the date hereof shall propose to (i) pay any dividend payable in stock to the holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock, (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), or any reorganization or recapitalization or any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Common Stock), or any sale, transfer or other disposition of its property, assets and business as an entirety or substantially as an entirety, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to the holder of this Warrant an Officers' Certificate giving notice of such proposed action, specifying (A) the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Common Stock entitled to receive such stock dividends or other distribution or such rights or options, or the date on which such reclassification, reorganization, recapitalization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and
(B) the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such Officers' Certificate shall be mailed in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least 20 days prior to the date upon which such action takes place and 10 days prior

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
to any record date to determine holders of Common Stock entitled to receive such securities or other property.

                  (c) Effect of Failure. Failure to give any certificate or notice, or any defect in any certificate or notice required under this section
13.4 shall not affect the legality or validity of the adjustment of the Purchase Price or the number of Warrant Shares purchasable upon exercise of this Warrant.

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